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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) December 8, 1997


                                   REGENCY BANCORP
                (Exact name of registrant as specified in its charter)


         California                      33-82150                77-0378956
(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)


7060 N. Fresno, Fresno, California                                  93720
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (209) 438-2600


                                    Not Applicable
            (Former name or former address, if changed since last report).




                                                              Page 1 of 25 pages


                                                 The Exhibit Index is on Page 4.

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Item 5.   OTHER EVENTS.

          The Registrant and the Federal Deposit Insurance Corporation ("FDIC") have executed the Stipulation and Consent to the issuance of an Order to Cease and Desist as of October 28, 1997, and the FDIC has executed and issued the Order to Cease and Desist as of November 14, 1997. The Order to Cease and Desist becomes effective ten days after issuance by the FDIC. The Registrant has also executed the Waiver and Consent to the issuance of an Order under Financial Code Section 1913 by the California Department of Financial Institutions ("CDFI") and the CDFI has issued its Final Order pursuant to section 1913 of the Financial Code dated as of November 14, 1997. The above-referenced Orders and related documents are substantially identical to the Orders and documents filed as exhibits to the Registrant's Current Report on Form 8-K dated November 6, 1997, filed with the Commission on November 10, 1997.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS.

          Not Applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not Applicable.

     (c)  EXHIBITS.

          (99.1) Copies of the Stipulation and Consent to the Issuance of an Order to Cease and Desist and Order to Cease and Desist executed by the Registrant and the FDIC, dated October 28, 1997 and November 14, 1997, respectively.

          (99.2) Copies of the Waiver and Consent and Final Order as executed by the Company and the California Department of Financial Institutions, dated October 28, 1997 and November 14, 1997, respectively.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REGENCY BANCORP




Date:     December 8, 1997                   /s/ STEVEN F. HERTEL
                                             --------------------
                                             Steven F. Hertel
                                             President & CEO





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                                    EXHIBIT INDEX


                                                              Sequential
Exhibit No.                  Description                       Page No.
-----------                  -----------                      ----------

  99.1    Copies of the Stipulation and Consent to the          5 -20
          Issuance of an Order to Cease and Desist and Order to Cease and Desist executed by the Company and the FDIC, dated October 28, 1997 and November 14, 1997, respectively.


  99.2    Copies of the Waiver and Consent and Final Order      21-25
          as executed by the Company and the California
          Department of Financial Institutions, dated
          October 28, 1997 and November 14, 1997,
          respectively.






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